UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

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AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-41461	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On March 15, 2024, the Board of Directors appointed Christopher Hsin-Liang Lee as the Chief Financial Officer of Ainos, Inc. (the “Company”).  Christopher Lee, aged 53, brings over 25 years of experience in accounting and finance, encompassing US GAAP, PCAOB standards, and SEC rules and regulations. Before joining the Company, Mr. Lee served as CFO of a Nasdaq-listed company for 10 years, was a partner at KEDP CPA Group from August 2009 to June 2011, and operated as a self-employed accountant from July 2011 to August 2014. He has served on the Board of Directors of Aixin Life International Inc. since February 2021. Mr. Lee holds a BS degree in accounting from Ohio State University and an MS degree in business taxation from Golden Gate University. He is licensed as a Certified Public Accountant (CPA) in the United States.

The Compensation Committee of the Board of Directors and the Board of Directors of the Company approved a basic monthly salary of NT $200,000 (New Taiwan Dollars) for Mr. Lee. Additionally, Mr. Lee was granted a year-end bonus equal to two months of his base monthly salary.

The foregoing descriptions of Mr. Lee’s appointment and employment terms do not purport to be complete and are qualified in their entirety by reference to the full text of an employment agreement executed between Mr. Lee and the Company, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. There were no arrangements or understanding between Mr. Lee and any other person pursuant to which Mr. Lee was selected as an officer of the Company. There are no family relationships between Mr. Lee and any other director or executive officer of the Company, and there are no transactions between Mr. Lee and the Company that require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Employment Agreement, dated March 18, 2024, by and between Ainos, Inc. and Hsin-Liang Lee.

*	Indicates a management contract or compensatory plan, contract or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: March 19, 2024	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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